MUTUAL TERMINATION AGREEMENT

This MUTUAL TERMINATION AGREEMENT (this “Agreement”) is dated as of December 5, 2015, between HPIL Holding, a Nevada (USA) corporation (the “Company”), and World Traditional Fudokan Shotokan Karate-Do Federation, a worldwide karate federation organized in Switzerland (“WTFSKF” and together with the Company, the “Parties”, and each, a “Party”).

WHEREAS, HPIL HEALTHCARE Inc. and WTFSKF entered into that certain Product Reseller Agreement dated October 9, 2014 (the “Product Reseller Agreement”);

WHEREAS, HPIL HEALTHCARE Inc. was formerly a wholly owned subsidiary of the Company, which was merged with and into the Company effective as of May 28, 2015, pursuant to which the Company succeeded to and assumed all rights and obligations of HPIL HEALTHCARE Inc., including those arising from the Product Reseller Agreement;

WHEREAS, the Parties have each determined that it is in their best interest to terminate the Product Reseller Agreement and desire to agree to a mutual termination thereof on the terms and conditions set forth herein;

NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.     Definitions.  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning set forth in the Product Reseller Agreement.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1:

1.1.          “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 promulgated under the Securities Act of 1933.  With respect to WTFSKF, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as WTFSKF will be deemed to be an Affiliate of WTFSKF.

1.2.          “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

2.     Termination of Initial Services Agreement.  The Parties hereby agree that the Product Reseller Agreement shall be deemed terminated and canceled, without further action or notice by the Parties, effective as of 11:59 p.m. (Eastern Time) on December 5, 2015 (the “Termination Date”).  Thereafter, the Product Reseller Agreement shall have no further force or effect and the Parties shall have no liability for any ongoing obligations thereunder, with the exception of the obligations set forth in this Agreement and those obligations set forth in the Product Reseller Agreement that, by their nature or as explicitly set forth therein survive termination of the Product Reseller Agreement, all of which shall survive the Termination Date.  The Parties hereby waive strict compliance with the Product Reseller Agreement, including with the termination provisions thereof.  Each Party acknowledges that the other Party shall not incur any liability, penalty or expense arising out of or related to the termination of the Product Reseller Agreement not otherwise set forth in this Agreement and expressly waives any and all such claims of liability, penalties or expenses.

3.     Mutual Release of Claims.

3.1.          Release of WTFSKF.  The Company does hereby remise, release, acquit and forever discharge WTFSKF and its owners, officers, directors, employees, agents, Affiliates, advisors and attorneys (collectively, the “WTFSKF Released Parties”) of and from all manner of actions, causes of action, suits, debts, covenants, accounts, trespasses, contracts, agreements, damages, judgments, liabilities, losses, costs, expenses, and claims of any nature whatsoever, in law or equity, whether or not now or hereafter known, suspected or claimed, which the Company ever had, now has, or which he hereafter can, shall or may have or allege against WTFSKF or the WTFSKF Released Parties upon or by reason of any matter, cause or thing from the beginning of the world to the date hereof related to the Product Reseller Agreement.

3.2.          Release of the Company.  WTFSKF does hereby remise, release, acquit and forever discharge the Company and its shareholders, officers, directors, employees, agents, Affiliates, advisors and attorneys (collectively, the “Company Released Parties”) of and from all manner of actions, causes of action, suits, debts, covenants, accounts, trespasses, contracts, agreements, damages, judgments, liabilities, losses, costs, expenses, and claims of any nature whatsoever, in law or equity, whether or not now or hereafter known, suspected or claimed, which WTFSKF ever had, now has, or which it hereafter can, shall or may have or allege against the Company or the Company Released Parties upon or by reason of any matter, cause or thing from the beginning of the world to the date hereof related to the Product Reseller Agreement.

4.     Securities Laws Disclosure; Publicity.  The Company shall issue a Current Report on Form 8-K, disclosing the material terms of this Agreement and filing this Agreement as an exhibit thereto.  WTFSKF shall not issue a press release or otherwise make any such public statement with respect to this Agreement without the prior consent of the Company.

5.     Voluntary Execution of Agreement.  Each Party to this Agreement acknowledges that it has had an opportunity to review this Agreement with legal counsel regarding the meaning of this Agreement, the obligations imposed by this Agreement and the legal implications of this Agreement, as well as the advisability of entering into this Agreement.  This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto.

6.     Fees and Expenses.  The Parties shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

7.     Entire Agreement; Amendment.  This Agreement constitutes the entire agreement by and among the Parties in regards to and supersedes all prior negotiations, representations or agreements among them, either written or oral, with respect to the Product Reseller Agreement or the termination thereof. This Agreement may be amended only by a written instrument designated as an amendment to this Agreement and executed by all the Parties.  Each Party represents and warrants that it has not relied upon any statement or representation that is not expressly set forth in this Agreement.

8.     Governing Law and Venue.  This Agreement shall be interpreted and construed in accordance with the laws of the State of Nevada (USA) without regard to its conflict of laws principles.  Any dispute arising out of or relating to this Agreement shall be brought only in the State of Nevada (USA).  The Parties agree that any action or proceeding arising out of or related in any way to this Agreement shall be brought in an appropriate state or federal court located in Las Vegas, Nevada (USA) and agree to the exclusive jurisdiction thereof.

9.     Construction.  The Parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to review and revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.

10.  Counterparts.  This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.  Facsimile signatures or signatures submitted electronically shall constitute original signatures for purposes of this Agreement.

[Signatures Appear On Following Page]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized signatories, under seal, as of the date first indicated above.

The “Company” HPIL Holding, a Nevada (USA) corporation.	“WTFSKF” World Traditional Fudokan Shotokan Karate-Do Federation, a worldwide karate federation organized in Switzerland.
By: /S/ Louis Bertoli Louis Bertoli, President and CEO	By: /S/ Ionel Bara Ionel Bara, President